SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by  Registrant [ X ]
Filed by a Party other than the  Registrant  []
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12


                          THE GABELLI EQUITY TRUST INC.

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                          THE GABELLI EQUITY TRUST INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2004

                               ------------------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 10, 2004, at 9:00 a.m., for the following purposes:

      1. To elect three (3) Directors of the Equity Trust by the holders of the Equity Trust's Common Stock and holders of its 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class (PROPOSAL 1); and

      2. To approve an amendment to the Equity Trust's Articles of Incorporation ("Articles") to authorize the Board of Directors from time to time to amend the Articles to increase or decrease the number of authorized shares of stock of any class or series without further action by the Shareholders; (PROPOSAL 2) and

      3. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 15, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                     By Order of the Board of Directors

                                     JAMES E. MCKEE
                                     SECRETARY

April [22], 2004

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                                 VALID SIGNATURE
           ------------                                 ---------------
           CORPORATE ACCOUNTS

           (1) ABC Corp.                                ABC Corp.
           (2) ABC Corp.                                John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                  John Doe
           (4) ABC Corp., Profit Sharing Plan           John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                                Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78 Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA            John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith                     John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                          THE GABELLI EQUITY TRUST INC.

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2004

                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on Monday, May 10, 2004, at 9:00 a.m., at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to Shareholders on or about April [22], 2004.

      In addition to the solicitation of proxies by mail, officers of the Equity Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Equity Trust's transfer agent, and affiliates of EquiServe or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Equity Trust has retained Georgeson Shareholder Communications Inc. pursuant to its standard contract to assist in the solicitation of proxies for a minimum fee of $5,000 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE EQUITY TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE EQUITY TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422 OR BY CALLING THE EQUITY TRUST AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors and "FOR" the other matters listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Equity Trust at the above address prior to the date of the Meeting.

      A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Equity Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

      The close of business on March 15, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Equity Trust has two classes of capital stock: common stock, par value $0.001 per share ("Common Stock"), and preferred stock consisting of, (i) 7.20% Series B Cumulative Preferred Stock ("Series B Preferred"), par value $0.001 per share, (ii) Series C Auction Rate Cumulative Preferred Stock ("Series C
Preferred"), par value $0.001 per share, (iii) 5.875% Series D Cumulative Preferred Stock ("Series D Preferred"), par value $0.001 per share, and (iv) Series E Auction Rate Cumulative Preferred Stock ("Series E Preferred), par value $0.001 per share, (together "Preferred Stock") (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 15, 2004, there were 137,189,884 shares of Common Stock, 6,600,000 shares of Series B Preferred Stock, 5,200 Shares of Series C Preferred Stock, 3,000,000 shares of Series D Preferred Stock, and 2,000 shares of Series E Preferred Stock outstanding.

      As of the record date, there were no persons known to the Equity Trust to be beneficial owners of more than 5% of the Equity Trust's outstanding shares of Common Stock or Preferred Stock.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL
--------
1.  Election of Directors     Common and Preferred Stockholders, voting together
                              as a single class, vote to elect three Directors:
                              Mario J. Gabelli, CFA; Dr. Thomas E. Bratter; and
                              Arthur V. Ferrara

2.  Amendment to the          Common and Preferred Stockholders, voting together
Equity Trust's Articles of    as a single class.
Incorporation

3.  Other Business            Common and Preferred Stockholders, voting together
                              as a single class.

      In order that your Shares may be represented at the Meeting, you are requested to:

      o    indicate your instructions on the Proxy;
      o    date and sign the Proxy;
      o    mail the Proxy promptly in the enclosed postage paid envelope;
      o allow sufficient time for the Proxy to be received and processed on or before 9:00 a.m. on May 10, 2004.

      PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE EQUITY TRUST

NOMINEES FOR THE BOARD OF DIRECTORS

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, CFA, Dr. Thomas E. Bratter, and Arthur V. Ferrara have each been nominated by the Board of Directors for a three-year term to expire at the Equity Trust's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified. All of the Directors of the Equity Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario J. Gabelli, CFA
Dr. Thomas E. Bratter
Arthur V. Ferrara

DIRECTORS SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
James P. Conn
Karl Otto Pohl
Anthony R. Pustorino

DIRECTORS SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

      Under the Equity Trust's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Equity Trust's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Equity Trust's outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Equity Trust's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of the Equity Trust's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Equity Trust's Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Mr. Colavita and Mr. Conn are currently the Directors elected solely by the holders of the Equity Trust's Preferred Stock and are not up for election at this meeting.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS
      Set forth in the table below are the existing Directors and Nominees for election to the Board of the Equity Trust, and officers, including information relating to their respective positions held with the Equity Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.

                               TERM OF                                                                                  NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                               FUND COMPLEX
    ADDRESS 1                   TIME         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS         OVERSEEN
    AND AGE                    SERVED 2      DURING PAST FIVE YEARS                          HELD BY DIRECTOR          BY DIRECTOR
    --------                   --------      ----------------------                          ----------------          -----------
INTERESTED DIRECTORS/NOMINEES 3:
-------------------------------
MARIO J. GABELLI              Since 1986*** Chairman of the Board and Chief                   Director of Morgan Group        24
Director and                                Executive Officer of Gabelli Asset                Holdings, Inc. (holding
Chief Investment Officer                    Management Inc. and Chief                         company); Vice Chairman
Age: 61                                     Investment Officer of Gabelli Funds,              of Lynch Corporation
                                            LLC and GAMCO Investors, Inc.;                    (diversified manufacturing)
                                            Vice Chairman and Chief Executive
                                            Officer of Lynch Interactive
                                            Corporation (multimedia and services)

KARL OTTO POHL                Since 1992**  Member of the Shareholder Committee of            Director of Gabelli             33
Director                                    Sal Oppenheim Jr. & Cie, Zurich (private          Asset Management
Age: 74                                     investment bank); Former President of             Inc. (investment
                                            the Deutsche Bundesbank and Chairman of           management);
                                            its Central Bank Council (1980-1991)              Chairman, Incentive
                                                                                              Capital and
                                                                                              Incentive Asset
                                                                                              Management (Zurich);
                                                                                              Director at Sal
                                                                                              Oppenheim Jr. & Cie,
                                                                                              Zurich


NON-INTERESTED DIRECTORS/NOMINEES:
---------------------------------
DR. THOMAS E. BRATTER         Since 1986*** Director, President and Founder,                            --                     3
Director                                    The John Dewey Academy
Age: 64                                     (residential college preparatory
                                            therapeutic high school)

ANTHONY J. COLAVITA 4          Since 1999*  President and Attorney at Law in the                        --                    35
Director                                    law firm of Anthony J. Colavita, P.C.
Age: 68

JAMES P. CONN 4               Since 1989**  Former Managing Director and                      Director of LaQuinta Corp.      12
Director                                    Chief Investment Officer of                       (hotels) and First Republic
Age: 66                                     Financial Security Assurance                      Bank
                                            Holdings Ltd. (1992-1998)

FRANK J. FAHRENKOPF, JR.       Since 1998*  President and Chief Executive                     Director of First Republic       4
Director                                    Officer of the American Gaming                    Bank
Age: 64                                     Association since 1995; Partner
                                            in the law firm of Hogan &
                                            Hartson; Co-Chairman of the
                                            Commission on Presidential
                                            Debates; Former Chairman of the
                                            Republican National Committee

ARTHUR V. FERRARA             Since 2001*** Former Chairman of the Board and                 Director of the Guardian Life     9
Director                                    Chief Executive Officer of The                   Insurance Company of America
Age: 73                                     Guardian Life Insurance Company of               and 25 mutual funds within the
                                            America from 1993 to 1995; President,            Guardian Fund Complex
                                            Chief Executive Officer and a
                                            Director prior thereto


                               TERM OF                                                                                  NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                               FUND COMPLEX
    ADDRESS 1                   TIME         PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS         OVERSEEN
    AND AGE                    SERVED 2      DURING PAST FIVE YEARS                          HELD BY DIRECTOR          BY DIRECTOR
    --------                   --------      ----------------------                          ----------------          -----------
INTERESTED DIRECTORS/NOMINEES3:
-----------------------------
ANTHONY R. PUSTORINO          Since 1986**  Certified Public Accountant;                   Director of Lynch Corporation      17
Director                                    Professor Emeritus, Pace University            (diversified manufacturing)
Age: 78

SALVATORE J. ZIZZA             Since 1986*  Chairman, Hallmark Electrical                  Director of Hollis Eden            23
Director                                    Supplies Corp.                                 Pharmaceuticals; Director of
Age: 58                                                                                    Earl Scheib, Inc. (automotive
                                                                                           services)

OFFICERS:
--------
BRUCE N. ALPERT                Since 2003   Executive Vice President and Chief
President                                   Operating Officer of Gabelli Funds,
Age: 52                                     LLC since 1988 and an officer of all
                                            registered investment companies advised
                                            by Gabelli Funds, LLC and itsaffiliates.
                                            Director and President of Gabelli
                                            Advisers, Inc.

CARTER W. AUSTIN               Since 2000   Vice President of the Equity Trust.
Vice President                              Vice President of Gabelli Funds, LLC
Age: 36                                     since 1996.

DAWN M. DONATO                 Since 2004   Registered Representative for Gabelli                        --
Assistant Vice President                    Funds, LLC since 2002; Senior Sales
Age: 36                                     Representative for Manulife WoodLogan,
                                            Inc. since 1997.

MATTHEW A. HULTQUIST           Since 2004   Assistant Vice President of
Vice President                              Gabelli Asset Management
Age: 24                                     Company since 2001.

JAMES E. MCKEE                 Since 1995   Vice President, General Counsel and
Secretary                                   Secretary of Gabelli Asset Management
Age: 40                                     Inc. since 1999 and GAMCO Investors,
                                            Inc.  since 1993;  Secretary  of all
                                            registered    investment   companies
                                            advised  by Gabelli  Advisers,  Inc.
                                            and Gabelli Funds, LLC.

-----------
1  Address:One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Equity Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.
* Term expires at the Equity Trust's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
** Term expires at the Equity  Trust's 2006 Annual Meeting of  Shareholders  and
   until his successor is duly elected and qualified.
***Nominee  to  serve  until  the  Equity   Trust's   2007  Annual   Meeting  of
   Shareholders and until his successor is duly elected and qualified.
3 "Interested person" of the Equity Trust as defined in the Investment Company Act of 1940, as amended. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Equity Trust's investment adviser, as officers or directors of Gabelli Funds or an affiliated company (and in the case of Mr. Gabelli, as a controlling shareholder).
4  As a  Director,  elected  solely by holders of the Equity  Trust's  Preferred
   Stock.


BENEFICIAL OWNERSHIP OF SHARES HELD IN THE EQUITY TRUST AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR
     Set forth in the table below is the dollar range of equity securities held in the Equity Trust and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and Nominee for election as Director.


  NAME OF DIRECTOR/NOMINEE           DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                       SECURITIES HELD
                                       IN THE EQUITY TRUST*(1)                IN FUND COMPLEX*(1)
INTERESTED DIRECTORS/NOMINEES:
-----------------------------
Mario J. Gabelli                                 E                                     E

Karl Otto Pohl                                   A                                     A

NON-INTERESTED DIRECTORS/NOMINEES:
---------------------------------
Dr. Thomas E. Bratter                            E                                     E

Anthony J. Colavita**                            C                                     E

James P. Conn                                    E                                     E

Frank J. Fahrenkopf, Jr.                         A                                     B

Arthur V. Ferrara                                A                                     E

Anthony R. Pustorino**                           E                                     E

Salvatore J. Zizza                               E                                     E

--------------------------
*   Key to Dollar Ranges
A.  None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000
All shares were valued as of December 31, 2003.
** Messrs. Colavita and Pustorino beneficially own less than 1% of the common stock of (i) Lynch Corporation, having a value of $10,450 and $10,450, respectively, as of December 31, 2003 and (ii) Lynch Interactive Corporation, having a value of $0 and $0, respectively, as of December 31, 2003. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Equity Trust's Adviser.
(1)This information has been furnished by each Director and Nominee for election as Director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

      Set forth in the table below is the amount of shares beneficially owned by each Director and Officer of the Equity Trust.

                                              AMOUNT AND NATURE OF                 PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE                    BENEFICIAL OWNERSHIP (1)                OUTSTANDING (2)
------------------------                   --------------------------              ------------------
 INTERESTED DIRECTORS/NOMINEES:
 -----------------------------
      Mario J. Gabelli                             1,453,565(3)                       1.1%
      Karl Otto Pohl                                   0                                *

 NON-INTERESTED DIRECTORS/NOMINEES:
 ---------------------------------
      Dr. Thomas E. Bratter                         20,048                              *
      Anthony J. Colavita                            2,205  (4)                         *
      James P. Conn                                 28,505                              *
      Frank J. Fahrenkopf, Jr.                         0                                *
      Arthur V. Ferrara                                0                                *
      Anthony R. Pustorino                          11,917  (5)                         *
      Salvatore J. Zizza                            41,068  (6)                         *

--------------------------
(1)This information has been furnished by each Director and Nominee for election as Director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.
(2)An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.
(3)Includes 635,160 shares owned by affiliates of the Adviser for which Mr. Gabelli disclaims beneficial ownership.
(4)Comprised of 2,205 shares owned by Mr. Colavita's spouse.
(5)Includes 2,303 shares owned by Mr.  Pustorino's  spouse.
(6)Includes 33,917 shares owned by Mr. Zizza's three sons.

      The Equity Trust pays each Director not affiliated with the Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended in person and $1,000 per telephonic meeting or Committee meeting, together with the Directors' actual out-of-pocket expenses relating to their attendance at such meetings. In addition, effective in 2004, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Equity Trust to such Directors during the year ended December 31, 2003 amounted to $134,500. During the year ended December 31, 2003, the Directors of the Equity Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

AUDIT COMMITTEE  REPORT

      The role of the Equity Trust's Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Equity Trust's financial statement reporting process and the independent audit and reviews therof; (ii) the Equity Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Equity Trust's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Equity Trust's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Directors on February 25, 2004. The Charter is attached as Appendix A to this Proxy Statement.

      Pursuant to the Charter, the Audit Committee is responsible for conferring with the Equity Trust's independent auditors, reviewing annual financial statements, approving the selection of the Equity Trust's independent auditors and overseeing the Equity Trust's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Equity Trust and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Equity Trust. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Equity Trust's independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent accountants for the Equity Trust report directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 20, 2004, the Audit Committee reviewed and discussed with management of the Equity Trust and PricewaterhouseCoopers, the audited financial statements of the Equity Trust as of and for the fiscal year ended December 31, 2003, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Equity Trust and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and the Equity Trust and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Equity Trust's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Equity Trust for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Equity Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Equity Trust's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Equity Trust's audited financial statements be included in the Equity Trust's Annual Report for the fiscal year ended December 31, 2003.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE EQUITY TRUST'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Anthony J. Colavita
      Salvatore J. Zizza

      February 25, 2004

      The Audit Committee met twice during the fiscal year ended December 31, 2003. The Audit Committee is composed of three of the Equity Trust's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards (the "NYSE Listing Standards")) Directors, namely Messrs. Colavita, Pustorino and Zizza.

NOMINATING COMMITTEE
      The Board of Directors has a Nominating Committee composed of two independent (as such term is defined by the NYSE Listing Standards) Directors, namely Messrs. Colavita and Zizza. The Nominating Committee did not meet during the fiscal year ended December 31, 2003. The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     o The name of the shareholder and evidence of the person's ownership of shares of the Equity Trust, including the number of shares owned and the length of time of ownership;

     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Equity Trust and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

     o If requested by the Nominating Committee, a completed and signed directors' questionnaire.

      The shareholder recommendation and information described above must be sent to the Equity Trust's Secretary c/o Gabelli Funds, LLC, James E. McKee and must be received by the Secretary no less than 120 days prior to the anniversary date of the Equity Trust's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Director of the Equity Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Equity Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Equity Trust. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.

      The Equity Trust's Nominating Committee has not adopted a charter. In the event that a charter is adopted in the future, it will be available at that time on the Equity Trust's website (www.gabelli.com).

OTHER BOARD-RELATED MATTERS
      The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Equity Trust and other interested parties.

RECEIPT OF COMMUNICATIONS
-------------------------
      Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Equity Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the Adviser's corporate website at www.gabelli.com under the heading ["Investor Relations/Corporate Governance/Communicating with our Boards."]

FORWARDING THE COMMUNICATIONS
-----------------------------
      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Equity Trust and that are not in the nature of advertising, promotion(s) of a product or service, or patently offensive material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Equity Trust does not expect Directors or Nominees for election as Director to attend the Annual Meeting of Shareholders. The Equity Trust has not maintained information regarding attendance of Director(s) at shareholder meetings in previous years.

      The following table sets forth certain information regarding the compensation of the Equity Trust's Directors and officers for the fiscal year ended December 31, 2003. Mr. Austin is employed by the Equity Trust and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Equity Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Equity Trust.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

                                                                             AGGREGATE COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE EQUITY TRUST AND FUND
NAME OF PERSON AND POSITION                   FROM THE EQUITY TRUST     COMPLEX PAID TO DIRECTORS AND OFFICERS*
---------------------------                   ---------------------     ---------------------------------------
INTERESTED DIRECTORS/NOMINEES:
-----------------------------
MARIO J. GABELLI                                  $0                                 $0          (24)
Chairman of the Board
and Chief Investment
Officer

KARL OTTO POHL                                    $0                                 $0          (33)
Director

NON-INTERESTED DIRECTORS/NOMINEES:
---------------------------------
DR. THOMAS E. BRATTER                             $18,000                            $31,000      (3)
Director

ANTHONY J. COLAVITA                               $21,000                            $160,543    (35)
Director

JAMES P. CONN                                     $18,500                            $58,451     (12)
Director

FRANK J. FAHRENKOPF, JR.                          $18,000                            $34,951      (4)
Director

ARTHUR V. FERRARA                                 $16,500                            $27,500      (9)
Director

ANTHONY R. PUSTORINO                              $22,500                            $136,000    (17)
Director

SALVATORE J. ZIZZA                                $20,000                            $82,043     (11)
Director

OFFICERS:
--------
CARTER W. AUSTIN                                  $180,000                           $180,000     (1)
Vice President

------------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Equity Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE
      The election of each of the listed nominees for Director of the Equity Trust requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Equity Trust represented at the Meeting if a quorum is present.

      THE  BOARD  OF  DIRECTORS,   INCLUDING  THE  "NON-INTERESTED"   DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE EQUITY TRUST'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF STOCK OF THE EQUITY TRUST

      At a meeting held on February 25, 2004, the Equity Trust's Board of Directors considered and approved a proposed amendment to the Equity Trust's Articles authorizing the Board of Directors, in its sole discretion, to amend the Articles from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of shares of stock of any class or series of the Equity Trust, and recommended the amendment to the Articles (the "Amendment") to shareholders for their approval. The affirmative vote of a majority of the votes entitled to be cast by the shareholders of the Equity Trust is required to approve the Amendment. If the Amendment is approved by the Equity Trust's shareholders, a new section will be added at the end of Article FIFTH of the Equity Trust's Articles, to read as follows:

     (7) The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the shareholders of the Corporation, may amend these Articles from time to time to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class or series that the Corporation has authority to issue.

      In approving the proposed Amendment, the Board of Directors considered the Adviser's expressed concern that in certain circumstances a change in the number of the Equity Trust's authorized shares may be desirable (e.g., in order to permit a proposed rights offering or stock split) but that the current requirement for stockholder approval of the change could involve delays that are not consistent with the best interests of shareholders. In addition, satisfying the requirement for stockholder approval could involve the significant expense of a special meeting of shareholders, including the costs of preparing, printing and mailing proxy materials to shareholders.

      The authorized capital stock of the Equity Trust and the number of shares of common stock and preferred stock issued and outstanding are set forth below.

-----------------------------------------------------------------------------------------
                        SHARES OF COMMON
    SHARES OF           STOCK ISSUED AND               SHARES OF PREFERRED STOCK
    AUTHORIZED             OUTSTANDING                   ISSUED AND OUTSTANDING
   CAPITAL STOCK      AS OF MARCH 15, 2004                AS OF MARCH 15, 2004
-----------------------------------------------------------------------------------------
                                               Series B   Series C   Series D   Series E
-----------------------------------------------------------------------------------------
   200,000,000            137,189,884          6,600,000    5,200    3,000,000    2,000
-----------------------------------------------------------------------------------------


      If the shareholders of the Equity Trust approve the Amendment, the Board of Directors may cause the issuance of additional shares of stock of any class or series of the Equity Trust without further action by the shareholders, unless stockholder approval is required by applicable law or by the rules of the New York Stock Exchange or any other exchange upon which the Equity Trust's stock is then listed. If this Proposal is approved by shareholders, the terms of any securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and other similar matters, will be determined by the Equity Trust's Board of Directors.

     THE EQUITY TRUST'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE EQUITY TRUST VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE EQUITY TRUST'S ARTICLES TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE ARTICLES FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE EQUITY TRUST.

ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Equity Trust's independent accountants for the Equity Trust's fiscal year ending December 31, 2004. PricewaterhouseCoopers acted as the Equity Trust's independent accountants for the fiscal year ended December 31, 2003. The Equity Trust knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Equity Trust. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

         Set forth in the table below are audit fees and non-audit related fees billed to the Equity Trust by PricewaterhouseCoopers for professional services received during and for the Equity Trust's fiscal years ended December 31, 2002 and 2003, respectively.

 FISCAL YEAR ENDED                 AUDIT-RELATED                          ALL
    DECMBER 31     AUDIT FEES*        FEES**          TAX FEES***     OTHER FEES
    ----------     ----------       -----------       -----------    -----------

       2002          $86,565          $86,750           $2,250            --
       2003          $82,229          $12,500           $2,350            --

--------------
* [Includes non-recurring fees billed by PricewaterhouseCoopers to the Equity Trust in connection with the initial offering of each series of Preferred Stock of the Equity Trust.]
** ["Audit-Related Fees" are those fees billed to the Equity Trust by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Standard & Poor's Rating Services.]
*** ["Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax consulting services, including primarily the review of the Equity Trust's income tax returns.]

         The Equity Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Equity Trust, and all non-audit services to be provided by the auditors to the Equity Trust's Adviser and service providers controlling, controlled by or under common control with the Equity Trust's Adviser ("affiliates") that provide on-going services to the Equity Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Equity Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Equity Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Equity Trust, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Equity Trust to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Equity Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which PricewaterhouseCoopersbilled the Equity Trust fees for the fiscal years ended December 31, 2002 and December 31, 2003 were pre-approved by the Audit Committee.

         [For The Equity Trust's fiscal year ended December 31, 2003, PricewaterhouseCoopershas represented to the Equity Trust that it did not provide any non-audit services (or bill any fees for such services) to the Equity Trust's Adviser or any affiliates thereof that provide services to the Equity Trust.] VERIFY

THE INVESTMENT ADVISER AND ADMINISTRATOR
      Gabelli Funds, LLC is the Equity Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934
      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Equity Trust's officers and Directors, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Equity Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Equity Trust with copies of all Section 16(a) forms they file. Based solely on the Equity Trust's review of the copies of such forms it receives, the Equity Trust believes that during the calendar year ended 2003, such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS
      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The affirmative vote of a plurality of votes cast for each Director by the holders entitled to vote for a particular Director is necessary for the election of a Director. Abstentions or broker non-votes, will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      With respect to Proposal Two, the adoption of which requires the affirmative vote of a majority of the outstanding shares of the Equity Trust, an abstention or broker non-vote will have the effect of a vote against the matter. If any proposal, other than Proposals 1 and 2, properly comes before the Meeting, shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

      Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 2004.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Equity Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 2005, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting no later than [December --, 2004.] There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                 [GBFCM-PS-2003]

                                    APPENDIX A
                                    ----------

                          THE GABELLI EQUITY TRUST INC.
                                  (THE "TRUST")

                             AUDIT COMMITTEE CHARTER


I. ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS
------------------------------------------------------
      There shall be an audit committee (the "Committee") of the Board of Directors (the "Board") which shall be composed of at least three members of the Board, each of whom is independent, I.E. not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. In addition, the members shall not receive any compensation from the Trust, or any subsidiary thereof, if applicable, except compensation for services as a member of the Trust's Board or a committee of the Board. With respect to closed-end funds listed on the NYSE, each member must also meet the independence requirements of audit committee members, as currently set forth in
Section  303.01  of  the  NYSE's  listing  standards.   Members  shall  have  no
relationships with the Trust or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Trust. The members and the Committee chair shall be elected by the full Board.

      The members shall be "financially literate," i.e. have the ability to understand fundamental financial statements. With respect to a closed-end fund listed on the NYSE, at least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an "audit committee financial expert" (ACFE) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise, with respect to a closed-end fund listed on the NYSE. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

      With respect to a closed-end fund listed on the NYSE, in the event a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Trust's audit committee.

II. STATEMENT OF PRINCIPLE
--------------------------
      The function of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the Trust's accounting and financial reporting policies and practices. It is management's responsibility to maintain appropriate systems for accounting and internal control and for the presentation and integrity of the Trust's financial statements. It is the independent accountants' responsibility to plan and carry out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Committee, as representatives of shareholders.

The independent accountants for the Trust shall report directly to the Committee.

III. DUTIES AND RESPONSIBILITIES
--------------------------------

A. GENERAL
----------

   1. oversee the quality and integrity of the Trust's accounting and financial statement reporting process and the independent audit and reviews thereof;

   2. review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers; and to resolve disagreements between management and the independent accountants regarding financial reporting; and act as a liaison between the Trust's independent accountants and the full Board; and

   3. With respect to a closed-end fund listed on the NYSE, oversee, or, as appropriate, assist Board oversight of, (a) the Trust's compliance with legal and regulatory requirements; and (b) the performance of the Trust's internal audit function, if applicable.

B. SPECIFIC
-----------

    1. (a) approve the selection, retention, termination and compensation of independent accountants and the audit and non-audit services to be rendered prior to their engagement to provide such services, and, in connection therewith, to evaluate the qualifications, independence and performance of the independent accountants;

        (b) when required by applicable rules, to pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Trust, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Trust; and

        (c) the Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, in accordance with applicable laws, pursuant to the details of pre-approval policies and procedures adopted by the Committee.

   2. ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Trust, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;

   3. consider in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources;

   4. meet with the Trust's independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and review of the Trust's financial statements, and discuss the matters stated in SAS 61 "Communications with Audit Committees," as amended by SAS 89 and 90, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations, including their:

        (a) conclusions and recommendations on the adequacy of the internal controls both of the Trust and its service providers together with the responses of the appropriate management, including the status of previous audit recommendations;

        (b) reasoning in accepting or questioning sensitive accounting estimates by management;

        (c) reasoning in not recognizing material audit adjustments proposed by them;

        (d) judgments about the quality and appropriateness, (not just the acceptability), of the Trust's critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

        (e) views as to the adequacy and clarity of disclosures in the Trust's financial statements in relation to generally accepted accounting principles;

        (f) views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by them, would have affected the financial statements;

        (g) conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;

        (h) discussion of any significant risks to which the Trust is, or might be exposed, and the steps management has taken to minimize such risks;

        (i) discussion of any significant changes to the audit plan;

        (j) discussion of other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;

        (k) material written communications to the management of the Trust such as any management letter or schedules of unrecognized audit adjustments; and

        (l) non-audit services provided by the Trust's independent accountants to the Trust's investment adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the independent accountant's independence).

   5. meet periodically with the Trust's independent accountants in separate executive sessions to discuss any other matters or communications required under applicable laws or which they or the Committee deem advisable or appropriate to discuss;

   6. meet periodically with management in separate executive sessions, including to review with the Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;

   7. with respect to closed-end funds listed on the NYSE, meet periodically with the Trust's internal auditors (or other personnel responsible for the internal audit function), if applicable, in separate executive sessions;

   8. authorize and oversee investigations into any matters within the Committee's scope of responsibilities, or as specifically delegated to the Committee by the Board;

   9. consider and evaluate the effect upon the Trust of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent accountants;

   10. review management's discussion and analysis of financial statements to be included in the Trust's annual report;

   11. establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Trust and its affiliates of concerns about accounting or auditing matters pertaining to the Trust, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

   12. with respect to closed-end funds listed on the NYSE, discuss the Trust's earnings press releases, as applicable, as well as financial information and earnings guidance provided to analysts and ratings agencies;

   13. with respect to closed-end funds listed on the NYSE, at least annually, obtain and review a report by the independent accountant describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Trust;

   14. with respect to closed-end funds listed on the NYSE, set clear hiring policies for employees or former employees of the independent accountants; and

   15. with respect to closed-end funds, provide the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of Directors; and

   16.  report to the Board on a regular and timely basis.

IV. ADDITIONAL PROVISIONS
-------------------------
      The Trust shall provide appropriate funding (as determined by the Committee) for it to carry out its duties and its responsibilities, including:
(a) for payment of compensation to the Trust's independent accountants or other public accounting firm providing audit, review or attest services for the Trust,
(b) for payment of compensation to any special counsel and other advisors employed by the Committee, (c) for the ordinary administrative expenses of the Committee, and (d) for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees. In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Trust, the investment adviser, the Trust's counsel and the Trust's other service providers.

      On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively.

Adopted as of:    November 19, 2003, as amended on February 25, 2004



                                                                    3553-PS-2004

X PLEASE MARK                                                               3553
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:

            (01) MARIO J. GABELLI
            (02) THOMAS E. BRATTER
            (03) ARTHUR V. FERRARA

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI EQUITY TRUST INC.
--------------------------------------------------------------------------------
COMMON SHAREHOLDER

2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR_____ AGAINST_____ ABSTAIN_____

Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Signature:_________________ Date:______


X PLEASE MARK                                                               3553
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:

            (01) MARIO J. GABELLI
            (02) THOMAS E. BRATTER
            (03) ARTHUR V. FERRARA

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI EQUITY TRUST INC.
--------------------------------------------------------------------------------
COMMON SHAREHOLDER

2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR_____ AGAINST_____ ABSTAIN_____

Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Signature:_________________ Date:______

COMMON                  THE GABELLI EQUITY TRUST INC.                     COMMON
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.
--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              ---------------------------------
---------------------------------              ---------------------------------
---------------------------------              ---------------------------------




COMMON                  THE GABELLI EQUITY TRUST INC.                     COMMON
          This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.
--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?

---------------------------------              ---------------------------------
---------------------------------              ---------------------------------
---------------------------------              ---------------------------------

 PLEASE MARK
X VOTES AS IN
  THIS EXAMPLE.

1. to elect three (3) Directors of the Equity Trust:

(01) MARIO J. GABELLI
(02) THOMAS E. BRATTER
(03) ARTHUR V. FERRARA


For All
Nominees______


Withhold______

For All
Except_________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
SERIES B PREFERRED SHAREHOLDER


2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR____          AGAINST_____            ABSTAIN____

Mark box at right if an address change or comment has been noted on the reverse side of this card._______

Please be sure to sign and date this proxy.

Signature:_____________ Date:___________  Signature:___________ Date:___________

                                                                            3468
  PLEASE MARK
X VOTES AS IN
  THIS EXAMPLE.

1. to elect three (3) Directors of the Equity Trust:

(01) MARIO J. GABELLI
(02) THOMAS E. BRATTER
(03) ARTHUR V. FERRARA


For All
Nominees______


Withhold______

For All
Except_________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
SERIES B PREFERRED SHAREHOLDER


2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR____          AGAINST_____            ABSTAIN____

Mark box at right if an address change or comment has been noted on the reverse side of this card._______

Please be sure to sign and date this proxy.

Signature:_____________ Date:___________  Signature:___________ Date:___________

ERIES B                  THE GABELLI EQUITY TRUST INC.               SERIES B
PREFERRED                                                             PREFERRED
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY  COMMENTS?
_____________________________________   ________________________________________
_____________________________________   ________________________________________
_____________________________________   ________________________________________


SERIES B                  THE GABELLI EQUITY TRUST INC.               SERIES B
PREFERRED                                                             PREFERRED
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY  COMMENTS?
_____________________________________   ________________________________________
_____________________________________   ________________________________________
_____________________________________   ________________________________________

                                                                            3353

  PLEASE MARK
X VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:


(01) MARIO J. GABELLI
(02) THOMAS E. BRATTER
(03) ARTHUR V. FERRARA


For All
Nominees______


Withhold______

For All
Except _________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
SERIES C PREFERRED SHAREHOLDER


2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR____          AGAINST_____            ABSTAIN____

Mark box at right if an address change or comment has been noted on the reverse side of this card._______

Please be sure to sign and date this proxy.

Signature:_____________ Date:___________  Signature:___________ Date:___________

                                                                            3553

  PLEASE MARK
X VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:


(01) MARIO J. GABELLI
(02) THOMAS E. BRATTER
(03) ARTHUR V. FERRARA


For All
Nominees______


Withhold______

For All
Except _________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
SERIES C PREFERRED SHAREHOLDER


2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR____          AGAINST_____            ABSTAIN____

Mark box at right if an address change or comment has been noted on the reverse side of this card._______

Please be sure to sign and date this proxy.

Signature:_____________ Date:___________  Signature:___________ Date:___________

SERIES C                 THE GABELLI EQUITY TRUST INC.                SERIES C
PREFERRED                                                             PREFERRED

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
____________________________________        ____________________________________
____________________________________        ____________________________________
____________________________________        ____________________________________


SERIES C                 THE GABELLI EQUITY TRUST INC.                SERIES C
PREFERRED                                                             PREFERRED

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY  COMMENTS?
____________________________________        ____________________________________
____________________________________        ____________________________________
____________________________________        ____________________________________

                                                                            3654

  PLEASE MARK
X VOTES AS IN
  THIS EXAMPLE.

1. to elect three (3) Directors of the Equity Trust:


(01) MARIO J. GABELLI
(02) THOMAS E. BRATTER
(03) ARTHUR V. FERRARA


For All
Nominees______


Withhold______

For All
Except
       _________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
SERIES D PREFERRED SHAREHOLDER


2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR____          AGAINST_____            ABSTAIN____

Mark box at right if an address change or comment has been noted on the reverse side of this card._______

Please be sure to sign and date this proxy.

Signature:_____________ Date:___________  Signature:___________ Date:___________

                                                                            3654

  PLEASE MARK
X VOTES AS IN
  THIS EXAMPLE.

1. to elect three (3) Directors of the Equity Trust:

(01) MARIO J. GABELLI
(02) THOMAS E. BRATTER
(03) ARTHUR V. FERRARA


For All
Nominees______


Withhold______

For All
Except
       _________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


------------------------------
THE GABELLI EQUITY TRUST INC.
------------------------------
SERIES D PREFERRED SHAREHOLDER


2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR____          AGAINST_____            ABSTAIN____

Mark box at right if an address change or comment has been noted on the reverse side of this card._______

Please be sure to sign and date this proxy.

Signature:_____________ Date:___________  Signature:___________ Date:___________

SERIES D                  THE GABELLI EQUITY TRUST INC.                SERIES D
PREFERRED                                                              PREFERRED
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
________________________________         _______________________________________
________________________________         _______________________________________
________________________________         _______________________________________


SERIES D                  THE GABELLI EQUITY TRUST INC.                SERIES D
PREFERRED                                                              PREFERRED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?
________________________________         _______________________________________
________________________________         _______________________________________
________________________________         _______________________________________

X PLEASE MARK                                                               3553
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:

            (01) MARIO J. GABELLI
            (02) THOMAS E. BRATTER
            (03) ARTHUR V. FERRARA

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI EQUITY TRUST INC.
--------------------------------------------------------------------------------
SERIES E PREFERRED SHAREHOLDER

2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR_____ AGAINST_____ ABSTAIN_____

Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Signature:_________________ Date:______


X PLEASE MARK                                                               3553
  VOTES AS IN
  THIS EXAMPLE.

1. To elect three (3) Directors of the Equity Trust:

            (01) MARIO J. GABELLI
            (02) THOMAS E. BRATTER
            (03) ARTHUR V. FERRARA

        For All
        Nominees_______                Withhold_______

For All
Except__________________________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------
THE GABELLI EQUITY TRUST INC.
--------------------------------------------------------------------------------
SERIES E PREFERRED SHAREHOLDER

2. To approve an amendment to the Equity Trust's Articles of Incorporation.

FOR_____ AGAINST_____ ABSTAIN_____

Mark box at right if an address change or comment has been noted on the reverse side of this card._____

Please be sure to sign and date this proxy.

Signature:_________________ Date:______ Signature:_________________ Date:______

SERIES E                 THE GABELLI EQUITY TRUST INC.                  SERIES E
PREFERRED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.
--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              ---------------------------------
---------------------------------              ---------------------------------
---------------------------------              ---------------------------------




SERIES E                 THE GABELLI EQUITY TRUST INC.                  SERIES E
PREFERRED This proxy is solicited on behalf of the Board of Directors  PREFERRED

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Cole Auditorium, The Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 10, 2004 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors, FOR the approval of an amendment to the Equity Trust's Articles of Incorporation and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1 and Proposal No. 2.
--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              ---------------------------------
---------------------------------              ---------------------------------
---------------------------------              ---------------------------------